UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Minnesota Drive Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 830-3300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously announced, Visant Corporation (“Registrant” or “Visant”) entered into a definitive purchase agreement (the “Purchase Agreement”) with ALJ Regional Holdings, Inc. (“ALJ”) dated July 11, 2015, for the sale by Visant of Phoenix Color Corp. and its subsidiaries, which comprised Visant’s Publishing and Packaging services segment (the “Transaction”). On August 14, 2015, Visant completed the Transaction, and received approximately $90 million in cash proceeds, less costs and certain post-closing adjustments. Visant anticipates using the net proceeds of the Transaction to repay certain indebtedness.

In connection with the Closing of the Transaction, Mr. Marc Reisch, Chairman and Chief Executive of Visant, became the Chairman of Phoenix Color and joined the board of directors of ALJ.

The Company will comply with its further disclosure requirements under Form 8-K with respect to the Transaction over the next several days.

Use of Forward-Looking Statements

SAFE HARBOR TATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report contains “forward-looking statements”, including, without limitation, statements concerning expectations regarding the proposed transactions. Forward-looking statements are not historical facts, but rather predictions and generally can be identified by use of statements that include such words as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “believe”, “evaluate” and other similar expressions that are intended to identify forward-looking statements and information. These forward-looking statements are based on estimates and assumptions by management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. Actual results may differ materially from current expectations depending upon a number of factors affecting the businesses and risks associated with the successful execution of the proposed transaction. These factors include, without limitation, successful completion of the proposed transaction in the time period anticipated or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, and those identified under “Risk Factors” in Visant’s Annual Report on Form 10-K for the year ended January 3, 2015, in addition to those discussed in Visant’s quarterly reports on Form 10-Q.

We caution you not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the cautionary statements. All forward-looking statements speak only as of the date they are made, are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements in light of new information, future events or otherwise, except as required by law.

Item 8.01. Other Events

During the August 14, 2015 earnings call, Visant Corporation (“Company”) announced that Marc L. Reisch, the Company’s Chairman, President and Chief Executive Officer, will work with the Board to transition from his current role to becoming solely the Company’s Chairman. Mr. Reisch will work with the Company’s Board in determining the specific terms and timing of this transition.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Press release dated August 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION
Date: August 17, 2015
/s/ James S. Simpson
James S. Simpson
Senior Vice President, Chief Financial Officer

Exhibit No.	Exhibit

99.1	Press release dated August 14, 2015.